UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2022

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On October 4, 2022, CenterPoint Energy Resources Corp. (“CERC”) and Vectren Utility Holdings, LLC (“VUH”), each wholly-owned indirect subsidiaries of CenterPoint Energy, Inc. (“CenterPoint Energy”), announced that, in connection with the previously announced offer to eligible holders (as defined herein) to exchange (the “Exchange Offer”) any and all outstanding notes issued by Vectren Utility Holdings, Inc. (predecessor of VUH) as set forth in the table below (the “Existing VUH Notes”) for (1) up to $75,000,000 aggregate principal amount of new notes issued by CERC (the “New CERC Notes”) and (2) cash, and related consent solicitation by VUH (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Existing VUH Notes, as of 11:59 p.m., New York City time, on October 3, 2022 (the “Expiration Date”), the following principal amount of Existing VUH Notes were validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked):

Title of Series of Existing VUH Notes	CUSIP Number of Existing VUH Notes	ISIN of Existing VUH Notes	Aggregate Principal Amount Outstanding	Existing VUH Notes Tendered
				Principal Amount	Percentage
6.10% Senior Notes due 2035	92239MAG6	US92239MAG69	$75,000,000	$75,000,000	100.00%
Because all of the holders of outstanding Existing VUH Notes validly tendered and did not validly withdraw their Existing VUH Notes, VUH intends to cancel all Existing VUH Notes and discharge the indenture governing the Existing VUH Notes.
The Exchange Offer and the Consent Solicitation were made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated as of September 6, 2022 (as amended, the “Offering Memorandum and Consent Solicitation Statement”). The settlement of the Exchange Offer and the Consent Solicitation is expected to take place on October 5, 2022.
The Exchange Offer was only made, and documents relating to the Exchange Offer were only distributed, to holders of Existing VUH Notes who completed and returned an eligibility letter confirming that they are persons (a) in the United States who are “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) that are outside the United States who are not “U.S. persons” as defined in Rule 902 under the Securities Act and who were eligible to participate in the Exchange Offer pursuant to the laws of the applicable jurisdiction, as set forth in the eligibility letter (such holders, “eligible holders”). The complete terms and conditions of the Exchange Offer and the Consent Solicitation are described in the Offering Memorandum and Consent Solicitation Statement. Global Bondholder Services Corporation is acting as the exchange agent and information agent in connection with the Exchange Offer and the Consent Solicitation. Questions or requests for assistance relating to the Exchange Offer may be directed to Global Bondholder Services Corporation at (212)
430-3774
or (855)
654-2015
or
contact@gbsc-usa.com
.
This Current Report on Form
8-K
(this “Report”) does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale was made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offer and the Consent Solicitation were made to eligible holders solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as permitted under applicable law.
The New CERC Notes have not been registered with the Securities and Exchange Commission under the Securities Act or any state or foreign securities laws. In connection with the issuance of the New CERC Notes, CERC will enter into a registration rights agreement pursuant to which it will agree to exchange the New CERC Notes for registered notes having substantially the same terms as the New CERC Notes or, in certain circumstances, to register the resale of New CERC Notes with the Securities and Exchange Commission. Until they are registered, the New CERC Notes may not be offered or sold in the United States or to any U.S. person except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
Cautionary Statement Regarding Forward-Looking Information
This Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements in this Report include any statements that are not historical facts. Each forward-looking statement contained in this Report speaks only as of the date of this Report.
Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of its Natural Gas businesses in Arkansas and Oklahoma and the internal restructuring of certain subsidiaries, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s net zero and carbon emissions reduction goals; (9) the impact of the
COVID-19
pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint Energy’s and CERC’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2021 and CenterPoint Energy’s and CERC’s Quarterly Reports on Form
10-Q
for the quarters ended March 31, 2022 and June 30, 2022, including in the “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” sections of such reports, and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission.
The information in this Report is being furnished pursuant to Item 7.01 of Form
8-K
and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: October 4, 2022	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer

CENTERPOINT ENERGY RESOURCES CORP.

	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer